UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 1, 2015

Date of Report (Date of earliest event reported)

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35337	20-2783228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Eighth Avenue

New York, New York 10011

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On July 30, 2015, WebMD Health Corp. issued a press release that, among other things, provided financial guidance for the third quarter of 2015 and the year ending December 31, 2015, a summary of which guidance was furnished by WebMD as Exhibit 99.3 to a Current Report on Form 8-K filed on July 30, 2015. Exhibits 99.3 and 99.4 to that July 30, 2015 Form 8-K are incorporated by reference into this Item 2.02 pursuant to General Instruction B.3 of Form 8-K.

On October 1, 2015, WebMD issued a press release regarding its reaffirmation of that guidance. A copy of that press release is furnished as Exhibit 99.1 to this Current Report and is incorporated by reference into this Item 2.02. The information contained in, or incorporated by reference into, this Item 2.02 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2015 Annual Meeting of Stockholders of WebMD Health Corp. (the “2015 Annual Meeting”), held on October 1, 2015, stockholders of WebMD approved an amendment to WebMD’s Amended and Restated 2005 Long-Term Incentive Plan (the “2005 Plan”) providing for an increase of 1,700,000 shares in the total number of shares of WebMD Common Stock issuable under the 2005 Plan. To the extent required by Item 5.02 of Form 8-K, the description of the 2005 Plan in “Proposal 3” in the Proxy Statement with respect the 2015 Annual Meeting filed by WebMD with the Securities and Exchange Commission on August 14, 2015 (the “2015 Proxy Statement”) and the definitive additional proxy materials filed by WebMD with the SEC on September 29, 2015 are incorporated by reference into this Item 5.02 pursuant to General Instruction B.3 of Form 8-K. A copy of the 2005 Plan, as amended and restated as of October 1, 2015, is filed as Exhibit 4.1 to this Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the 2015 Annual Meeting, stockholders of WebMD: (i) elected the four nominated Class I directors; (ii) approved, on an advisory basis, WebMD’s executive compensation; (iii) approved an amendment to Amended and Restated 2005 Long-Term Incentive Plan, as described in Item 5.02 of this Current Report; and (iv) ratified the appointment of Ernst & Young LLP as WebMD’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The following voting instructions were submitted by the stockholders:

Proposal 1—To elect as Class I directors for a three-year term:

Mark J. Adler, M.D.	— votes FOR	27,889,877
	— votes withheld	3,127,480
	— broker non-votes	4,303,204

Neil F. Dimick	— votes FOR	27,406,680
	— votes withheld	3,610,877
	— broker non-votes	4,303,204

James V. Manning	— votes FOR	29,069,797
	— votes withheld	1,947,560
	— broker non-votes	4,303,204

Joseph E. Smith	— votes FOR	28,471,839
	— votes withheld	2,545,518
	— broker non-votes	4,303,204

Proposal 2—Advisory vote to approve WebMD’s executive compensation (commonly referred to as a Say-on-Pay Vote):

Votes FOR:	18,896,139
Votes AGAINST:	11,287,679
Abstentions:	833,539
Broker non-votes:	4,303,204

Proposal 3—To ratify and approve an amendment to WebMD’s Amended and Restated 2005 Long-Term Incentive Plan to increase the number of shares of WebMD Common Stock issuable under that Plan by 1,700,000 shares:

Votes FOR:	24,570,465
Votes AGAINST:	6,404,157
Abstentions:	42,736
Broker non-votes:	4,303,204

Proposal 4—To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm to serve as our independent auditor for the fiscal year ending December 31, 2015:

Votes FOR:	35,200,008
Votes AGAINST:	86,442
Abstentions:	34,107
Broker non-votes:	0

The record date for the determination of stockholders entitled to vote at the 2015 Annual Meeting was August 10, 2015. The amounts reported above represent the voting instructions, with respect to each of the Proposals, by stockholders who held shares on that record date. Between that record date and the meeting date, WebMD repurchased 530,776 shares of its Common Stock pursuant to its existing stock repurchase program, and the repurchased shares were deposited in treasury. As disclosed in the 2015 Proxy Statement, shares owned by a Delaware corporation on the date of a stockholder meeting are not entitled to vote at that stockholder meeting under Delaware law, even if those shares were outstanding on the record date for the meeting and received proxy cards they could use to submit voting instructions. Since it was not practicable for WebMD to trace the voting instructions that applied to specific shares it had repurchased, WebMD made the assumption, in determining the results of voting on the Proposals at the 2015 Annual Meeting that all 530,776 repurchased shares had voted FOR each of the nominees and FOR each of Proposals 2, 3 and 4. With respect to each of Proposals 2, 3 and 4, the shares providing instructions to vote FOR the respective proposals exceeded by more than 530,776 the sum of the shares providing instructions to vote AGAINST and the shares providing instructions to ABSTAIN; accordingly, Proposals 2, 3 and 4 were each approved by WebMD’s stockholders legally entitled to vote. Similarly, each of the director nominees was elected after giving effect to such reduction in the number of shares providing instructions to vote FOR such nominees.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed or furnished herewith:

Exhibit Number	Description

4.1	WebMD Health Corp. Amended and Restated 2005 Long-Term Incentive Plan, as amended effective October 1, 2015

99.1	Press Release, dated October 1, 2015, regarding reaffirmation of prior guidance

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: October 2, 2015	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

4.1	WebMD Health Corp. Amended and Restated 2005 Long-Term Incentive Plan, as amended effective October 1, 2015
99.1	Press Release, dated October 1, 2015, regarding reaffirmation of prior guidance